ICAP FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2006

ICAP Equity Fund

ICAP Select Equity Fund

ICAP International Fund

On June 30, 2006 (the “Closing Date”), Institutional Capital Corporation and New York Life Investment Holdings LLC (“NYLIM Holdings”) completed their merger, under which Institutional Capital Corporation became a wholly-owned subsidiary of NYLIM Holdings (the “Transaction”).  NYLIM Holdings is an affiliate of New York Life Investment Management LLC (“NYLIM”), and a subsidiary of New York Life Insurance Company.  After the Closing Date, Institutional Capital Corporation became known as Institutional Capital LLC (“ICAP”).

Prior to the Closing Date, Institutional Capital Corporation provided investment advisory services to ICAP Funds, Inc. (the “Company”) on behalf of its three series, ICAP Equity Fund, ICAP Select Equity Fund and ICAP International Fund (collectively, the “Funds”), pursuant to an agreement that had been in effect since the inception of the Company (the “Original Agreement”).

The new ownership structure resulting from the Transaction will not result in any significant changes for existing shareholders of the Funds.  ICAP’s portfolio managers and key personnel after the Transaction are the same individuals that provided portfolio services to the Funds prior to the Transaction.  As a result of the Transaction, however, the Funds have a new principal underwriter/distributor:  NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  NYLIFE Distributors LLC is an affiliate of NYLIM.  In addition, under the federal securities laws, a change in ownership of this type caused the Original Agreement to automatically terminate.  Accordingly, new investment advisory arrangements must be approved by the Funds’ shareholders.

In anticipation of the termination of the Original Agreement, the Board of Directors of the Funds approved an interim investment advisory agreement with ICAP pursuant to which ICAP will continue to provide investment advisory services to the Funds, for the same fee as set forth in the Original Agreement, during the period from the Closing Date until the date new investment advisory arrangements are approved by the Funds’ shareholders.  The Board also approved new investment advisory arrangements with NYLIM and ICAP.  Under these new arrangements, NYLIM would serve as the Funds’ investment adviser pursuant to a new investment advisory agreement with the Funds, for the same fee as set forth in the Original Agreement (the “Proposed Agreement”), and ICAP would serve as subadvisor and provide portfolio services to the Funds, subject to the supervision of NYLIM, pursuant to a new investment subadvisory agreement with NYLIM (the “Proposed Subadvisory Agreement”).  Both the Proposed Agreement and the Proposed Subadvisory Agreement must be approved by a majority of each Fund’s shareholders in order to become effective.  If the Proposed Agreement and Proposed Subadvisory Agreement are not approved by shareholders, then the Board will consider other alternatives, including nominating other investment advisors to manage the Funds.

Shareholders will also be asked to elect a new Board of Directors, to be comprised primarily of independent directors who serve other funds managed by NYLIM and the President and Chief Executive Officer of NYLIM.  The current Board of Directors of the Company will resign upon the election of a new Board of Directors by shareholders.

Accordingly, the Board of Directors has called a special meeting of shareholders of the Funds to be held on August 25, 2006 for purposes of voting on (i) the Proposed Agreement, (ii) the Proposed Subadvisory Agreement, and (iii) the election of a new Board of Directors.  Shareholders of record of the Funds at the close of business on June 9, 2006 are entitled to notice of, and to vote at, the special meeting.   A proxy statement describing the proposals and other relevant information has been sent to such shareholders.  If you have any questions regarding the Transaction or the special meeting, please contact the Funds at 1-888-221-ICAP (4227).

The date of this Prospectus Supplement is July 5, 2006.

Please keep this Prospectus Supplement with your records.